EXHIBIT 99.1
Oppenheimer & Co.
20th Annual Healthcare
Conference
November 3, 2009

 Statements made in this presentation may contain "forward-looking" information (as defined in the Private Securities Litigation Reform
 Act of 1995), such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time. Factors that could cause actual results to differ are identified in the public filings made by the company with the
 Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at our long-term care centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to incur more indebtedness; increasing labor costs and the shortage of qualified healthcare personnel; the impact of current economic conditions on our liquidity and results of operations; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q, copies of which are available on Sun’s web site,
 www.sunh.com.

 The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

 Furthermore, references to non-GAAP financial information and pro forma, normalized data contained herein are reconciled to comparable GAAP financial information in our earnings release dated October 27, 2009, which is available on our website at
 www.sunh.com and has been filed with the SEC in an 8-K. Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NE, Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100
 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC- 0330 or visit the SEC’s web site for further information.
  References to “Sun” refer to Sun Healthcare Group, Inc. and its subsidiaries.
Forward-Looking Statements

Investment Highlights
 • Solid balance sheet with leverage reducing every quarter
 • The economy does not change the need for post-acute services
 • Part of the solution to lowering healthcare costs
 • Attractive industry fundamentals and reimbursement outlook
 • Nationally diversified portfolio of facilities
 • Focus on high-acuity patients
 • Strong financial performance
 • Robust cash flow
 • Proven and experienced management team

 Private Pay
 and Other
 Skilled Mix
 Medicaid
 CareerStaff
 Inpatient
 SunDance
 2008 LTM Net Revenue
 2009 LTM Net Revenue
 Total: $ 1.9 billion
 Total: $ 1.9 billion
 % of 2008 Net Revenue
 % of 2009 Net Revenue
 By Business Unit
 By Business Unit
 25.0%
 35.0%
 40.0%
 5.5%
 89.0%
 5.5%
Sun Healthcare Group
• SunBridge
 – 206 inpatient facilities
  19,700 patients/residents
 – Significant facility ownership
 • 93 Facilities - 45%
• SunDance
 – 440+ contracts/328 non-affiliated
 – Contract services, rehab agency,
 management services
• CareerStaff
 – More than 50% of business is in
 hospital settings (also serves SNFs,
 schools, prisons)
 – Primary customer needs served are
 for therapists
• SolAmor
 – Targeted growth business
 – Doubled revenues in 2008

 Nationally Diversified Portfolio of Facilities
6
 5
10
15
1
1
9
1
12
9
2
20
3
19
10
1
15
2
17
7
9
8
8
9
7
 23,689 Licensed Beds in 25 States
 22,481 Available Beds
 206 inpatient facilities - 93 owned (45%)

SunBridge Key Strategies
• Enhance our clinical product
 – Focus on specialty services -Solana/Rehab Recovery
 Suites®
 – Execute on systems/processes to ensure consistency
• Enhance Business Development activities to define
 markets and train team
 – Obtain strategic support data: demographics, hospital
 sources
 – Provide training, tools, tracking and standards to sales and relationship management team
 – Improve intake and admission process
• Upgrade physical assets and technology
 – Reinvest in the “bricks and mortar”
 – Upgrade clinical/billing and time and attendance technology platforms

SunBridge Performance Metrics
 Occupancy
 Occupancy
 (1) Occupancy excludes hospital
 Q3 ‘08
 Q3 ‘09
 88.7%
 87.9%
 Q2 ‘09
 87.7%
 (3) Quality mix includes all non-Medicaid inpatient
 revenues
 Inpatient Revenue Quality Mix
 Inpatient Revenue Quality Mix
 Q2 ‘09
 Q3 ‘09
 Q3 ‘08
 54.3%
 54.9%
 54.9%
$172
$171
$352
$458
 Inpatient Revenue Per Patient Day
 Inpatient Revenue Per Patient Day
 $423
 $371
 $167
 Medicaid
 Private and Other
 (Percentages represent change from prior period)
 Q3 ‘08
 Q3 ‘09
 $175
 Managed Care/Comm
 Medicare Part A
 3.0%
 2.6%
 5.4%
 8.1%
 (2) SNF beds only
 Managed
 Care
 Skilled Mix as a % of Revenue
 Skilled Mix as a % of Revenue
 Q2 ‘09
 32.2%
 31.6
 %
 Q3 ‘09
 Q3 ‘08
  6.1%
 37.4%
 38.3%
 Medicare
5.8%
6.5%
 39.1%
 32.6
 %

Solana Alzheimer’s Care (47)
Solana Alzheimer’s Care (47)
• Separate and distinct units within
 a center
    Separate and distinct units within
 a center
• Designated program directors
     Designated program directors
• Structured schedule of activities
     Structured schedule of activities
• 5.3 million U.S. citizens have
 Alzheimer’s
     5.3 million U.S. citizens have
 Alzheimer’s
 – 3.4 million over age 71 have
 dementia
      3.4 million over age 71 have
 dementia
 – 1 out 8 persons over age of 65
 have Alzheimer’s
      1 out 8 persons over age of 65
 have Alzheimer’s
• Target long-term stay residents
 through community referrals
     Target long-term stay residents
 through community referrals
 – Average unit size : 38 beds per
 center
      Average unit size : 38 beds per
 center
 – Average occupancy: 90.9%
      Average occupancy: 90.9%
Product Diversification
Rehab Recovery Suites® (55)
Rehab Recovery Suites® (55)
• Separate and distinct units within
 a center
    Separate and distinct units within
 a center
• Enhanced therapy and clinical
 product
    Enhanced therapy and clinical
 product
• Hospitality services - dedicated
 concierge
    Hospitality services - dedicated
 concierge
• Target short-term younger Medicare
 and managed care patient
    Target short-term younger Medicare
 and managed care patient
 – Average unit size: 21 beds per
 center
      Average unit size: 21 beds per
 center
 – Cost/bed : $25,000/bed
      Cost/bed : $25,000/bed
 – Development time: 6-9 months
      Development time: 6-9 months
 – Target to have 64 units by year-
 end 2009
      Target to have 64 units by year-
 end 2009

Rehab Recovery Suites
 Skilled Mix % Based on
 Patient Days
 Skilled Mix % Based on
 Patient Days
 Centers w/ RRS units
 Q3 ‘08
 Q3 ‘08
 Q3 ‘09
 Q3 ‘09
 5.2%
 5.5%
 15.9%
 16.0%
 2.9%
 3.0%
 15.5%
 All other centers
 15.0%
 21.1%
 21.5%
 18.4%
 18.0%
 Managed Care
 Medicare
 Centers w/ RRS units
 All other centers
 89.8%
 44.8%
 88.4%
 40.4%
 Q3 ‘09
 Q3 ‘09
 REX
 Rehab
 3rd Quarter 2009 Rehab %
 3rd Quarter 2009 Rehab %

SolAmor Hospice Key Strategies
• Focus on synergistic opportunity
 – Approximately 10 percent of patients in each LTC center are eligible for hospice services
• Complete rollout of new technology (Home Care Home Base)
• “A Novel Approach”
 – Individualizing hospice care through alternative therapies and final wishes
• Add Palliative Care as link from LTC to hospice
 – Quality of Life Specialist
• Grow through acquisitions
 – Focus where we have a large concentration of SunBridge
 affiliated centers
 – On October 1, 2009 we acquired regional hospice company
          with ADC of approximately 300, annual revenues of
          $17 million, and EBITDA margins of 20%

SolAmor Performance Metrics
 Q3 ‘08
 Q3 ‘09
 340
 546
ADC
ADC
 Q3 ‘09
 Q3 ‘08
Revenue
Revenue
($ in millions)
($ in millions)
$4.1
$7.2
 EBITDA Margin
 EBITDA Margin
 22.2%
 8.3%
Q3 ‘08
Q3 ‘09

SunDance Key Strategies
• Enhance recruitment and retention
• Accelerate sales volume and new sales contribution
• Augment customer service and contract retention
 priorities
• Execute product installation and standardization
 – Customized clinical products for growing ALF/CCRC market
 segment
• Improve margin
 – Exit strategies for non-profitable business sites
 – Grow favorable payer mix

 Q3 ‘08
 Q3 ‘09
 $44.5
 $45.0
Revenue
Revenue
($ in millions)
($ in millions)
 Q2 ‘09
$38.3
 Revenue / Contract
 Revenue / Contract
 ($ in thousands)
 ($ in thousands)
 $86.9
 $99.6
Q3 ‘08
Q3 ‘09
Q2 ‘09
$100.2
 Q3 ‘09
 Q2 ‘09
7.3%
6.1%
EBITDA Margin
EBITDA Margin
 Q3 ‘08
5.0%
Non-Affiliated Contracts
Non-Affiliated Contracts
Q3 ‘08
Q2 ‘09
Q3 ‘09
325
326
328

CareerStaff Key Strategies
• Extend service areas in all marketplaces
 – Increased focus on virtual markets to expand geographical coverage
• Focus on long term assignments
• New service offerings
 – Weekend only therapy placements to acute care hospitals
• Strengthen Locum Tenens
 – Introduce additional specialties: radiology, OB Gyn, and pediatrics
 – Improve growth in: general surgery, anesthesiology and primary care
• Public school system
• Home healthcare
 – Focus on start-of-care evaluations
• Aggressive implementation of Tax Free Advantage Program (TFAP)
 – Intended as a way to offset margin erosion

Q3 ’09 Revenue
By Type
60.7%
25.4%
7.7%
6.2%
Pharmacy
Allied
Nursing
Physician Services
CareerStaff Unlimited Performance Metrics
 EBITDA Margin
 8.9%
 9.5%
Q3 ‘08
Q3 ‘09
Q2 ‘09
9.3%
 Q3 ‘08
 Q3 ‘09
Revenue
($ in millions)
 Q2 ‘09
$30.1
$26.7
$24.4

Reimbursement Update
Medicare
• Washington Healthcare Reform Update
• STRIVE (Staff Time and Resource Intensity
 Verification project)
 – Implementation proposed for FY 2011
 (October 2010)
 – Update current Resource Utilization Group
 (RUG) system to RUG - IV
Medicaid
• 16 out of 25 states have frozen or reduced rates
 in CY 2009, resulting in an estimated $5.6
 million loss of expected revenue

Sun’s Commitment to Quality
• Published 1st annual report
 on quality
 – Quality First Pledge
 – Advancing Excellence
 Campaign
 • Key metrics ahead of
 national peers
p. 2 Letter from Our CEO
p. 3 Our Public Commitments to Quality Improvement
p. 7 About Our Nursing Centers
p. 9 Our Approach to Quality and its Measurement
p. 10 Quality Information
p. 18 Enhancing the Quality of Our Residents’ Lives
p. 20 About Our Employees
p. 22 Employee Spirit and Achievement
p. 24 Investing in Our Future
(Can be found on our website @ www.sunh.com)

 Sun 3rd Quarter 2009 Results

 Interest
 Rate
  9.57%
  5.21%
  6.79%
 11.76%
  6.85%
  5.76%
 ($ in millions)
  330.0
 Term Loans
 $ -
 Revolving Credit Facility - $50 million
 $ 702.6
  200.0
  502.6
  0.9
  171.7
  $ 117.4
  Total Debt
 Subordinated Debt
  Senior Secured Debt
 Capital Leases
 Mortgage Debt
 Debt:
 Cash
 Debt
Debt Table - September 2009

  <4.25x
 2009
 Credit Statistics
  174.9
  172.3
 EBITDA (LTM Normalized Pro Forma)
  53.5
  54.2
 Interest Expense
  3.59x
 $618.6
 June 30, 2009
 Required Bank Covenants
  3.40x
 Total Net Debt/EBITDA
 $595.2
 Total Net Debt (1)
 Sept 30, 2009
 (1) Total Debt reduced by cash balances in excess of $10 million
 Total Net Debt/EBITDA
*All amounts calculated as defined in Sun’s Credit Agreement
 2010
  <3.50x
Credit Statistics

Debt Type	Outstanding	% of Total	Average Rate (2)
Variable	$205.1	29%	3.40%
Fixed (1)	497.5	71%	8.27%
Total	$702.6	100%	6.85% (3)
 1) Includes $150 million of term loans fixed via an interest rate swap
 2) Includes amortization of deferred financing costs
 3) 17 basis points lower than June 30, 2009
 Variable vs. Fixed
 As of September 30, 2009
 (in millions)
Average Weighted Cost of Debt

(in millions)
Cash flow from operations	$87.8	$92.0
Capital expenditures	(42.5)	(41.5)
Free cash flow	$45.3	$50.5
Projected FYE 2009		$48 to $53
(1) Includes $7.1 million related to converting a portion of restricted cash to a letter of credit
Nine Months
 2009 (1)
FYE
2008
Strong Free Cash Flow